Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	983.45
Total Transaction Valuation	6,423,608.46
Total Offset Amount	910.27
Net Fee	$ 73.18